To: Shareholder Services

From: Victor Flores

re: Investor Alert for the week ended April 18, 1997

The bulls took the upper hand on Wall Street this week, bowling over the grizzlies and their allies, also known as economists. Ignoring dire warnings from those selfless gnomes who pore over reams of numbers and minutiae, stocks and bonds staged a strong comeback. On a related note, the Clinton administration announced that it will nominate University of Michigan economist Edward Gramlich to fill one of the vacancies at the Federal Reserve Board. While the move would presumably strengthen the President's hand on the Fed, biologists have not been able to confirm whether wolverines are more closely related to bulls or bears.

The bears appeared to be ahead in the game last week when the core Producer Price Index showed unexpected strength, but this week's muted inflation number certainly took the jitters out of the bond market. The big Wall Street houses did pick up the ball, however, and backed off their earlier predictions of big rate hikes. The news on the corporate front was positive, as well. Microsoft posted an 85% increase in quarterly profits, well above analysts' expectations. Ford also surprised the street when it announced that $800 million in cost savings had more than doubled the bottom line. On Wall Street, both Merill Lynch and Paine Webber posted greater than expected earnings. The broad-based nature of first quarter earnings evidences the ongoing strength in the U.S. economy.

The Dow Jones Industrial Average gained over 300 points to close at 6703.55, an impressive rally that put almost 5% on the index. The S&P 500 gained 3.89% to close the week at 766.34. The market's performance, however, was weighted towards the larger issues, with the small caps posting weaker gains. The Russell 2000 gained less than three quarters of a percent to close at 341.74, while the NASDAQ Composite gained 1.3% to close at 1222.56. The S&P Utilities were particularly weak, adding only 0.25% to close at 184.19. In overseas markets, the Hang Seng Index gained 0.20% to close at 12541.18. Despite fears of further tightening by the Fed, the bond market rallied sharply, with the yield on the 30 year Treasury falling by 11 basis points to close at 7.05%.

But the real winner this week, of course, was Uncle Sam, who scoffed his traditional red and blue suit and patriotic top hat in exchange for a fuzzy red outfit and a cap with a bell on it, reminiscent of that legendary fellow from the North Pole. But instead of delivering gifts to all the good boys and girls throughout the land, he dressed up Postal employees as elves and had them collect checks until the midnight hour on the 15th of April. The game was over, and those who had received interest free loans from the government over the last year had to pay up.

The gold market finished in the red this week, with Comex gold for June delivery falling by $6 to close at $343.30 per ounce. Gold was battered by unrelenting short sales, even as the head of Germany's central bank announced that Germany was opposed to gold sales and voiced his opinion that other European central banks should refrain from selling gold. Crude oil gained a nickel to close at $19.67.

Despite the volatile performance of the markets in the first quarter of 1997, a number of the Funds managed by US Global Investors received 4 and 5 star rankings from Morningstar. The latest edition of Morningstar Mutual Funds awarded 5 star ranking for one year to the US All American Equity Fund, the China Region Opportunity Fund, the US Real Estate Fund, the US Tax Free Fund, and the US Near Term Tax Free Fund. The US Global Resources Fund earned 4 stars for the one year period. The US Near Term Term Tax Free Fund also earned 5 stars for three years, while the US Tax Free Fund and US All American Fund each earned 4 stars for three years. Two of our Funds earned 4 stars for five years: the US Tax Free and US Near Term Tax Free Funds.

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                        INVESTORS ALERT LEGENDS 01/24/97

Past performance is no guarantee of future results. Net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No investment in any mutual fund is either insured nor guaranteed by the U.S. Government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1.00 per share.

Morning star, a nationally recognized mutual fund rating service, awards ratings which reflect historical risk-adjusted performance. Five stars are awarded to funds in the top 10% of their category, four stars are awarded to funds in the next 22.5%, three stars are awarded to funds in the next 35%, two stars are awarded to funds in the next 22.5%, and one star is awarded to funds in the bottom 10%.

Morningstar Rankings as of 12/31/96

                                 1 YEAR            5 YEARS          10 YEARS
                                 ------            -------          --------

Near Term Tax Free Fund          5*                4*                NA
                                 1751 funds        601 funds

U.S. Tax Free Fund               5*                4*                3*
                                 1751 funds        601 funds         267 funds

U.S. Real Estate Fund            5*                1*                NA
                                 3048 funds        1076 funds

U.S. Global Resources Fund       4*                2*                1*
                                 3048 funds        1076 funds        601 funds

U.S. All American Fund           5*                3*                1*
                                 3048 funds        1076 funds        601 funds

China Region Opportunity Fund    5*                NA                NA
                                 939 funds